                                                                      EXHIBIT 99


November 3, 1995


Sabine Royalty Trust

To Unit Holders:

The enclosed schedules reflect Federal and state tax information for Sabine Royalty Trust (the "Trust") on a monthly basis from January through September, 1995. Since the Trust is classified as a "grantor trust" for Federal income tax purposes, the income received or accrued and deductions paid or incurred by the Trust are deemed to be received or accrued and paid or incurred, respectively, by each Unit holder at the same time as the Trust. Therefore, the taxable year for reporting a Unit holder's share of the Trust's income and deductions is controlled by the Unit holder's taxable year and method of accounting rather than the taxable year and method of accounting of the Trust. Noncumulative monthly schedules are enclosed, which reflect gross royalty income, severance tax, interest income, and administrative expense on a per-Unit basis. Specific items of tax information applicable to a Unit holder, other than depletion, may be determined by multiplying the appropriate decimal fractions, reflected on a particular monthly schedule, by the number of Units owned on the Monthly Record Date which falls within the month. If Units in the Trust were not owned on a specified Monthly Record Date, tax information should not be computed with respect to such Units for the month in which that Monthly Record Date falls. The Monthly Record Dates for the first three quarters of 1995 were January 17, February 15, March 15, April 17, May 15, June 15, July 17, August 15, and September 15.

The depletion schedules enclosed provide information for Unit holders to compute cost depletion deductions with respect to their interest(s) in the Trust. To compute depletion for any taxable period, Unit holders should multiply the depletion factor indicated on the relevant schedule by their original tax basis in the respective Unit(s), reduced by the cost depletion that was allowable as a deduction (whether or not deducted) in prior calendar years, if any.

Noncorporate Unit holders who acquired Units in the original distribution from Sabine Corporation ("Sabine") should use Depletion Schedule I to compute 1995 depletion on those Units. Corporate Unit holders that acquired Units in the original distribution from Sabine should use Depletion Schedule II to compute 1995 depletion on those Units. The proper depletion schedule to be utilized for Units owned is reflected in the following schedule.

Purchase Date                                 Depletion Table
- -------------                                 ---------------
Original Distribution                          See preceding paragraph
Before----12/16/83                             I
12/16/83--12/17/84                             III
12/18/84--12/16/85                             IV
12/17/85--03/17/86                             V
03/18/86--12/15/86                             VI
12/16/86--12/15/87                             VII
12/16/87--12/15/88                             VIII
12/16/88--12/15/89                             IX
12/16/89--12/17/90                             X
12/18/90--12/15/91                             XI
12/16/91--12/15/92                             XII
12/16/92--12/15/93                             XIII
12/16/93--12/15/94                             XIV
12/16/94--09/15/95                             XV

The amount of depletion attributable to a specific state may be determined by multiplying the depletion factor indicated for the particular state times the Federal tax basis in the Unit(s) held, reduced by prior calendar years' allowable Federal depletion, if any. The Federal and state depletion factors contained on Depletion Schedule I through Depletion Schedule XIV are presented on a cumulative basis for 1995. However, the Federal and state depletion factors contained on Depletion Schedule XV are summarized separately; and the state factors are presented on a noncumulative basis. If you are using Depletion Schedule XV for your state income tax return(s), you may either calculate the applicable state depletion for each month and add the monthly depletion amounts together, or you may add together the applicable monthly depletion factors for the relevant state and multiply this created composite depletion factor times your adjusted basis in your Units. The result should be the same using either method.

Different depletion schedules may be required to be used for Units acquired in different years by a Unit holder. Therefore, Unit holders are encouraged to maintain records indicating the date of acquisition and the acquisition price for each Unit or lot of Units acquired.

The above information is intended to provide a brief explanation of the manner in which the enclosed schedules should be utilized in determining each Unit holder's pro rata share of income and deduction attributable to the Trust for the individual months of 1995 and should not be construed as professional tax or legal advice. Unit holders are encouraged to consult their own tax advisors.

Very truly yours,


Sabine Royalty Trust
By NationsBank of Texas N.A., Trustee

                                                                CUMULATIVE 1995

                             SABINE ROYALTY TRUST
                                EIN 75-6297143
                           FORM 1041, GRANTOR TRUST

                   Federal and State Income Tax Information
                           See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                              OTHER INCOME
                           ROYALTY INCOME AND EXPENSE         AND EXPENSE
                         ------------------------------ ------------------------
                                                 Net
                           Gross    Severance  Royalty  Interest  Administrative
  Source                   Income      Tax    Payments   Income      Expense
  ------                 ---------- --------- --------- --------- --------------
Florida                  $  .039064 $.012285  $ .026779 $   *        $.003284
Louisiana                   .083384  .005712    .077672   .000865     .010519
Mississippi                 .025829  .001901    .023928     *         .002441
New Mexico                  .061972  .005855    .056117     *         .005880
Oklahoma                    .187039  .014099    .172940     *         .018694
Texas                       .594612  .031625    .562987   .004577     .062717
                         ---------- --------  --------- ---------    --------
  TOTAL                  $  .991900 $.071477  $ .920423 $ .005442    $.103535
                         ========== ========  ========= =========    ========

                                  SECTION II
                 RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

Item                                                                   AMOUNT
- ----                                                                  ---------
1.  Total Net Royalty Payments....................................... $ .920423

2.  Interest Income..................................................   .005442

3.  Administrative Expense...........................................  (.103535)
                                                                      ---------
4.  Cash Distribution Per Unit**..................................... $ .822330
                                                                      =========

- --------

 * Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                  FOR JULY 1995

                             SABINE ROYALTY TRUST
                                EIN 75-6297143
                           FORM 1041, GRANTOR TRUST

                   Federal and State Income Tax Information
                           See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                             OTHER INCOME
                           ROYALTY INCOME AND EXPENSE        AND EXPENSE
                           --------------------------- ------------------------
                                                Net
                            Gross   Severance Royalty  Interest  Administrative
  Source                    Income     Tax    Payments  Income      Expense
  ------                   -------- --------- -------- --------- --------------
Florida                    $.002404 $.000200  $.002204 $   *        $.000278
Louisiana                   .008956  .000608   .008348   .000094     .001323
Mississippi                 .002771  .000277   .002494     *         .000321
New Mexico                  .005510  .000542   .004968     *         .000638
Oklahoma                    .013731  .001138   .012593     *         .001590
Texas                       .061142  .003468   .057674   .000516     .007081
                           -------- --------  -------- ---------    --------
  TOTAL                    $.094514 $.006233  $.088281 $ .000610    $.011231
                           ======== ========  ======== =========    ========

                                  SECTION II
                 RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                                                    AMOUNT
- ----                                                                   --------
1.  Total Net Royalty Payments........................................ $.088281

2.  Interest Income...................................................  .000610

3.  Administrative Expense............................................ (.011231)
                                                                       --------
4.  Cash Distribution Per Unit**...................................... $.077660
                                                                       ========

- --------

 * Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                                For August 1995

                             SABINE ROYALTY TRUST
                                EIN 75-6297143
                           FORM 1041, GRANTOR TRUST

                   Federal and State Income Tax Information
                           See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                             OTHER INCOME
                           ROYALTY INCOME AND EXPENSE        AND EXPENSE
                           --------------------------- ------------------------
                                                Net
                            Gross   Severance Royalty  Interest  Administrative
  Source                    Income     Tax    Payments  Income      Expense
  ------                   -------- --------- -------- --------- --------------
Florida                    $.002158 $.000174  $.001984 $   *        $.000192
Louisiana                   .003800  .000477   .003323   .000097     .000625
Mississippi                 .002309  .000174   .002135     *         .000206
New Mexico                  .005211  .000474   .004737     *         .000465
Oklahoma                    .014772  .001131   .013641     *         .001317
Texas                       .048731  .002514   .046217   .000476     .004345
                           -------- --------  -------- ---------    --------
  TOTAL                    $.076981 $.004944  $.072037 $ .000573    $.007150
                           ======== ========  ======== =========    ========

                                  SECTION II
                 RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                                                    AMOUNT
- ----                                                                   --------
1.  Total Net Royalty Payments........................................ $.072037

2.  Interest Income...................................................  .000573

3.  Administrative Expense............................................ (.007150)
                                                                       --------
4.  Cash Distribution Per Unit**...................................... $.065460
                                                                       ========

- --------

 * Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                                                             For September 1995

                             SABINE ROYALTY TRUST
                                EIN 75-6297143
                           FORM 1041, GRANTOR TRUST

                   Federal and State Income Tax Information
                           See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                             OTHER INCOME
                            ROYALTY INCOME AND EXPENSE        AND EXPENSE
                            --------------------------- -----------------------
                                                 Net
                             Gross   Severance Royalty  Interest Administrative
  Source                     Income     Tax    Payments  Income     Expense
  ------                    -------- --------- -------- -------- --------------
Florida                     $.018792 $.010573  $.008219 $   *       $.000810
Louisiana                    .016168  .000603   .015565  .000138     .000982
Mississippi                  .005133  .000329   .004804     *        .000221
New Mexico                   .006583  .000638   .005945     *        .000284
Oklahoma                     .021043  .001649   .019394     *        .000907
Texas                       . 082053  .004622   .077431  .000593     .003535
                            -------- --------  -------- --------    --------
  TOTAL                     $.149772 $.018414  $.131358 $.000731    $.006739
                            ======== ========  ======== ========    ========

                                  SECTION II
                 RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

ITEM                                                                    AMOUNT
- ----                                                                   --------
1.  Total Net Royalty Payments........................................ $.131358

2.  Interest Income...................................................  .000731

3.  Administrative Expense............................................ (.006739)
                                                                       --------
4.  Cash Distribution Per Unit**...................................... $.125350
                                                                       ========

- --------

 * Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

                             SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE I

  The cumulative depletion factors reflected in Depletion Schedule I should be used to compute 1995 federal and state depletion amounts attributable to Units acquired by noncorporate Unit holders in the original distribution from Sabine Corporation and all other Units purchased in 1983 by any Unit holder for which the Unit holder was entitled to one or more 1983 monthly distributions. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .016235 .027993  .037224 .049073 .057531 .069216 .080352 .088469  .103119      -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000009 .000014  .000018 .000022 .000027 .000031 .000036 .000040  .000095      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------- -------
Louisiana        .000944 .001873  .002881 .003949 .004943 .005557 .006621 .007087  .008260      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------- -------
Mississippi      .000483 .000833  .001268 .001720 .002213 .002770 .003277 .003623  .004496      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------- -------
New Mexico       .000252 .000657  .000843 .001081 .001267 .001523 .001720 .001892  .002170      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------- -------
Oklahoma         .001893 .004178  .004606 .006436 .007576 .009460 .010993 .012112  .013680      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------- -------
Texas            .012654 .020438  .027608 .035865 .041505 .049875 .057705 .063715  .074418      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------- -------

                             DEPLETION SCHEDULE II

  The cumulative depletion factors reflected in Depletion Schedule II should be used to compute 1995 federal and state depletion amounts attributable to Units acquired in the original distribution from Sabine Corporation by corporate Unit holders. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .017155 .030669  .041459 .055322 .066182 .079618 .013326 .009110  .017651      -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000000 .000000  .000000     -       -        -      -       -        -        -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .002304 .004570  .007030 .009636 .012061 .013558 .016153 .017290  .020151      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .002286 .003941  .006003 .008142 .010476 .013115 .015517 .017153  .021285      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000299 .000778  .000998 .001280 .001500 .001803 .002036 .002239  .002568      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------- ------- -------  -------
Oklahoma         .002649 .005847  .006446 .009007 .010602 .013238 .015384 .016951  .019146      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .009617 .015533  .020982 .027257 .031543 .037904 .043854 .048421  .056555      -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             SABINE ROYALTY TRUST

                            DEPLETION SCHEDULE III

  The cumulative depletion factors reflected in Depletion Schedule III should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitiled to distributions in 1984. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015452 .026577  .035514 .046842 .054988 .066020 .010680 .007691  .014005     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000010 .000015  .000020 .000024 .000029 .000034 .000039 .000044  .000102     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .001157 .002295  .003531 .004840 .006058 .006810 .008114 .008685  .010123     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000432 .000744  .001133 .001537 .001978 .002476 .002930 .003239  .004019     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000160 .000417  .000535 .000686 .000804 .000966 .001091 .001200  .001376     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .001671 .003689  .004067 .005683 .006689 .008352 .009706 .010694  .012079     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .012022 .019417  .026228 .034072 .039430 .047382 .054820 .060529  .070697     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             DEPLETION SCHEDULE IV

  The cumulative depletion factors reflected in Depletion Schedule IV should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1985. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015865 .027169  .036170 .047607 .055753 .067151 .077919 .085844  .100151     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000008 .000012  .000016 .000020 .000024 .000028 .000032 .000036  .000087     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .000702 .001392  .002142 .002936 .003675 .004131 .004922 .005268  .006140     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000553 .000954  .001453 .001971 .002536 .003175 .003757 .004153  .005153     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000245 .000638  .000818 .001049 .001229 .001477 .001667 .001834  .002104     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .001661 .003667  .004042 .005648 .006648 .008301 .009647 .010630  .012006     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .012696 .020506  .027699 .035983 .041641 .050039 .057894 .063923  .074661     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE V

  The cumulative depletion factors reflected in Depletion Schedule V should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions on the January 15, February 17 or March 17, 1986 Monthly Record Date. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015341 .026197  .034827 .045788 .053536 .064512 .074816 .082456  .096180     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000010 .000015  .000020 .000025 .000030 .000035 .000040 .000045  .000107     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .000541 .001073  .001651 .002263 .002833 .003185 .003795 .004062  .004734     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000460 .000793  .001208 .001639 .002109 .002640 .003124 .003453  .004285     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000251 .000654  .000839 .001076 .001261 .001516 .001712 .001883  .002160     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .001557 .003437  .003789 .005294 .006231 .007781 .009042 .009963  .011253     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .012522 .020225  .027320 .035491 .041072 .049355 .057103 .063050  .073641     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             DEPLETION SCHEDULE VI

  The cumulative depletion factors reflected in Depletion Schedule VI should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions after the March 17, 1986 Monthly Record Date and before the January 15, 1987 Monthly Record date. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .014771 .025293  .033676 .044290 .051833 .062417 .072401 .079770  .093052     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000009 .000014  .000018 .000022 .000027 .000031 .000036 .000040  .000094     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .000622 .001234  .001899 .002603 .003258 .003663 .004364 .004671  .005444     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000466 .000803  .001223 .001659 .002134 .002671 .003160 .003493  .004335     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000285 .000742  .000952 .001221 .001431 .001720 .001942 .002136  .002450     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .001475 .003257  .003591 .005018 .005906 .007374 .008569 .009442  .010664     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .011914 .019243  .025993 .033767 .039077 .046958 .054330 .059988  .070065     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             SABINE ROYALTY TRUST

                            DEPLETION SCHEDULE VII

  The cumulative depletion factors reflected in Depletion Schedule VII should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1987. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015475 .026472  .035165 .046236 .054057 .065125 .075522 .083228  .097145     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000029 .000044  .000058 .000071 .000086 .000100 .000115 .000129  .000303     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .000570 .001130  .001738 .002383 .002983 .003353 .003995 .004276  .004984     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000427 .000736  .001121 .001520 .001955 .002447 .002895 .003200  .003971     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000275 .000716  .000918 .001177 .001379 .001658 .001872 .002059  .002362     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .001608 .003550  .003914 .005469 .006438 .008039 .009342 .010293  .011626     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .012566 .020296  .027416 .035616 .041216 .049528 .057303 .063271  .073899     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                            DEPLETION SCHEDULE VIII

  The cumulative depletion factors reflected in Depletion Schedule VIII should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1988. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015697 .027034  .035770 .047101 .055090 .066387 .076997 .084837  .098966     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000036 .000055  .000073 .000089 .000108 .000125 .000144 .000161  .000380     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .000636 .001262  .001941 .002660 .003330 .003743 .004459 .004773  .005563     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000390 .000672  .001023 .001387 .001785 .002235 .002644 .002923  .003627     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000277 .000722  .000926 .001188 .001392 .001674 .001890 .002079  .002385     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .001912 .004221  .004653 .006502 .007653 .009556 .011105 .012236  .013820     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .012446 .020102  .027154 .035275 .040822 .049054 .056755 .062665  .073191     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE IX

  The cumulative depletion factors reflected in Depletion Schedule IX should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1989. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015714 .027277  .035911 .047391 .055504 .066997 .077730 .085650  .100020     -      -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000061 .000092  .000122 .000149 .000181 .000210 .000241 .000270  .000636     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .000609 .001208  .001858 .002547 .003188 .003584 .004270 .004570  .005326     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000519 .000894  .001362 .001847 .002376 .002975 .003520 .003891  .004828     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000258 .000671  .000861 .001104 .001294 .001555 .001756 .001931  .002215     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .002311 .005101  .005623 .007858 .009250 .011550 .013422 .014789  .016704     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .011956 .019311  .026085 .033886 .039215 .047123 .054521 .060199  .070311     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             DEPLETION SCHEDULE X

  The cumulative depletion factors reflected in Depletion Schedule X should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1990. This schedule should not be used to compute depletion amounts for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015644 .027279  .035937 .047428 .055571 .066995 .077727 .085612  .100043     -      -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000084 .000127  .000168 .000205 .000249 .000289 .000332 .000371  .000876     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .000748 .001484  .002283 .003130 .003918 .004404 .005247 .005616  .006546     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000437 .000753  .001147 .001555 .002001 .002505 .002964 .003276  .004065     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000347 .000903  .001158 .001485 .001740 .002092 .002362 .002598  .002980     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .002287 .005048  .005565 .007776 .009153 .011429 .013282 .014635  .016530     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .011741 .018964  .025616 .033277 .038510 .046276 .053540 .059116  .069046     -      -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE XI

  The cumulative depletion factors reflected in Depletion Schedule XI should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1991. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015642 .027852  .036671 .048462 .056918 .068505 .079475 .087454  .102163     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000100 .000152  .000201 .000245 .000298 .000346 .000398 .000445  .001050     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .001070 .002122  .003265 .004475 .005601 .006296 .007501 .008029  .009358     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000409 .000705  .001074 .001457 .001875 .002347 .002777 .003070  .003809     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000718 .001871  .002400 .003078 .003607 .004336 .004895 .005384  .006175     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .002443 .005393  .005945 .008307 .009778 .012210 .014189 .015634  .017658     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .010902 .017609  .023786 .030900 .035759 .042970 .049715 .054892  .064113     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                            DEPLETION SCHEDULE XII

  The cumulative depletion factors reflected in Depletion Schedule XII should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1992. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .015923 .028694  .037136 .049162 .057576 .069660 .080721 .088932  .103413     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000053 .000080  .000106 .000129 .000157 .000182 .000209 .000234  .000553     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .000573 .001137  .001749 .002397 .003001 .003374 .004020 .004303  .005015     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000383 .000660  .001005 .001363 .001754 .002196 .002599 .002873  .003565     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000782 .002037  .002613 .003351 .003927 .004721 .005330 .005863  .006725     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .003300 .007285  .008031 .011222 .013209 .016494 .019168 .021120  .023855     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .010832 .017495  .023632 .030700 .035528 .042693 .049395 .054539  .063700     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             SABINE ROYALTY TRUST

                            DEPLETION SCHEDULE XIII

  The cumulative depletion factors reflected in the Depletion Schedule XIII should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1993. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .016173 .029305  .038283 .050733 .059663 .071862 .083380 .091720  .107255     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000159 .000241  .000319 .000389 .000473 .000549 .000631 .000706  .001664     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .001221 .002422  .003726 .005108 .006394 .007188 .008564 .009167  .010684     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000395 .000681  .001037 .001406 .001809 .002265 .002680 .002962  .003676     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000863 .002248  .002883 .003697 .004332 .005208 .005880 .006467  .007418     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .003125 .006899  .007606 .010628 .012510 .015621 .018153 .020002  .022592     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .010410 .016814  .022712 .029505 .034145 .041031 .047472 .052416  .061221     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                            DEPLETION SCHEDULE XIV

  The cumulative depletion factors reflected in Depletion Schedule XIV should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1994. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                               LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
                 ----------------------------------------------------------------------------------------------------
                 January February  March   April    May    June    July   August  September October November December
                 ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
FEDERAL
 DEPLETION
 FACTOR          .016196 .029385  .038626 .051325 .060607 .072759 .084579 .092913  .109232     -       -        -
                 ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======
STATE DEPLETION
 FACTORS
Florida          .000264 .000401  .000531 .000648 .000787 .000913 .001050 .001175  .002770     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Louisiana        .001820 .003610  .005554 .007613 .009529 .010712 .012762 .013660  .015921     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Mississippi      .000433 .000746  .001136 .001541 .001983 .002483 .002938 .003248  .004030     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
New Mexico       .000656 .001708  .002191 .002810 .003293 .003959 .004470 .004916  .005638     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Oklahoma         .003184 .007029  .007749 .010828 .012745 .015914 .018494 .020377  .023015     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
Texas            .009839 .015891  .021465 .027885 .032270 .038778 .044865 .049537  .057858     -       -        -
                 ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------

                             SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE XV

  The depletion factors reflected in Depletion Schedule XIV should be used to compute 1995 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1995. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

  FIRST MONTH IN
 WHICH UNITS WERE
   OWNED ON THE                  LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 1995
  MONTHLY RECORD   ----------------------------------------------------------------------------------------------------
   DATE IN 1995    January February  March   April    May    June    July   August  September October November December
 ----------------  ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
 January ........  .016257 .029441  .038376 .050927 .060042 .072369 .084036 .092459  .109890     -       -        -
 February........      -   .013184  .022119 .034670 .043785 .056112 .067779 .076202  .093633     -       -        -
 March...........      -       -    .008935 .021486 .030601 .042928 .054595 .063018  .080449     -       -        -
 April...........      -       -        -   .012551 .021666 .033993 .045660 .054083  .071514     -       -        -
 May.............      -       -        -       -   .009115 .021442 .033109 .041532  .058963     -       -        -
 June............      -       -        -       -       -   .012327 .023994 .032417  .049848     -       -        -
 July............      -       -        -       -       -       -   .011667 .020090  .037521     -       -        -
 August..........      -       -        -       -       -       -       -   .008423  .025854     -       -        -
 September.......      -       -        -       -       -       -       -       -    .017431     -       -        -
 October.........      -       -        -       -       -       -       -       -        -       -       -        -
 November........      -       -        -       -       -       -       -       -        -       -       -        -
 December........      -       -        -       -       -       -       -       -        -       -       -        -
 STATE DEPLETION
     FACTORS       January February  March   April    May    June    July   August  September October November December
 ----------------  ------- -------- ------- ------- ------- ------- ------- ------- --------- ------- -------- --------
 Florida.........  .000484 .000250  .000238 .000214 .000255 .000231 .000251 .000228  .002920     -       -        -
 Louisiana.......  .001250 .001230  .001335 .001414 .001316 .000813 .001408 .000617  .001553     -       -        -
 Mississippi.....  .000586 .000424  .000528 .000548 .000598 .000676 .000616 .000419  .001059     -       -        -
 New Mexico......  .000667 .001071  .000491 .000630 .000491 .000677 .000520 .000454  .000735     -       -        -
 Oklahoma........  .003453 .004170  .000781 .003339 .002080 .003437 .002798 .002043  .002861     -       -        -
 Texas...........  .009817 .006039  .005562 .006406 .004375 .006493 .006074 .004662  .008303     -       -        -
                   ------- -------  ------- ------- ------- ------- ------- -------  -------  ------- -------  -------
   TOTAL           .016257 .013184  .008935 .012551 .009115 .012327 .011667 .008423  .017431  .000000 .000000  .000000
                   ======= =======  ======= ======= ======= ======= ======= =======  =======  ======= =======  =======